                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1998



To the Stockholders of
 Southern Investors Service Company, Inc.:


     Notice is hereby given that the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., a Delaware corporation (Company), will be held in the board room of the Company's corporate offices, 2727 North Loop West, Suite 200, Houston, Texas 77008, on Tuesday, May 19, 1998 at 10:00 a.m., Houston time, for the following purposes:


          (a) To elect three directors to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified;



          (b) To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1998; and



          (c) To transact such other business as may properly come before the meeting or any adjournments thereof.


     Only holders of Common Stock, $1.00 par value, of record on April 24, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.


                              By Order of the Board of Directors,



                              WALTER M. MISCHER, SR.
                              Chairman of the Board and
                              Chief Executive Officer



Houston, Texas
April 29, 1998


                                   IMPORTANT


     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
                              2727 NORTH LOOP WEST
                                   SUITE 200
                             HOUSTON, TEXAS  77008


                                  ----------

                                PROXY STATEMENT

                                  ----------


                              GENERAL INFORMATION


     This Proxy Statement is furnished to the stockholders of Southern Investors Service Company, Inc. (Company), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on May 19, 1998 (Meeting). It is anticipated that proxy solicitation materials will be first mailed to stockholders on April 30, 1998. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the Meeting. Proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which voting instructions are not specified will be voted for the nominees for the office of director named herein and in favor of the ratification of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1998. A proxy may be revoked by giving written notice of such revocation to the Secretary of the Company at any time before such proxy is voted at the Meeting.


     The Annual Report to Stockholders with respect to the Company's fiscal year ended December 31, 1997 is being mailed to stockholders contemporaneously with the proxy solicitation materials. The Annual Report does not form a part of the material for the solicitation of proxies.



                           OUTSTANDING CAPITAL STOCK


     The record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting is the close of business on April 24, 1998. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the Meeting 3,168,929 shares of common stock, $1.00 par value (Common Stock).



                               QUORUM AND VOTING


     The presence, in person or by proxy, of the holders of a majority of the 3,168,929 shares of Common Stock outstanding is necessary to constitute a quorum at the Meeting. In accordance with Delaware law and the Company's charter and bylaws, each qualifying share of Common Stock is entitled to one vote on each matter to be acted upon at the Meeting. In establishing the presence of a quorum, abstentions and broker non-votes will be included in the determination of the number of shares represented at the Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.


                           PRINCIPAL SECURITY HOLDERS


     To the best knowledge of the Company, the following table sets forth all persons beneficially owning more than 5% of the Common Stock at April 24, 1998. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.


                                                AMOUNT AND
                                                 NATURE OF        PERCENT
   NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL OWNER    OF CLASS
                                            -------------------  ---------

Walter M. Mischer.........................           915,240(a)     28.88%
  2727 North Loop West, Suite 200
  Houston, Texas  77008

Collecting Bank National Association
  (A National Bank in Liquidation)........           805,156        25.41%
  1001 Main
  Houston, Texas  77002

John D. Weil..............................           335,695(b)     10.59%
  200 North Broadway, Suite 825
  St. Louis, Missouri  63102

Texas Commerce Bank National Association..           307,549         9.71%
  P. O. Box 2558
  Houston, Texas  77252

__________
(a) The number of shares of the Common Stock set forth as being beneficially owned by Mr. Mischer includes 2,250 shares of Common Stock that Mr. Mischer holds as custodian for his grandchildren.

(b) The number of shares of Common Stock set forth as being beneficially owned by Mr. Weil includes 308,695 shares of Common Stock held by Mr. Weil and 27,000 shares of Common Stock held by trusts of which Mr. Weil is the trustee.

                             NOMINEES FOR DIRECTORS


     Each of the following persons is a nominee for election as a director and is currently a member of the Board of Directors. Directors will be elected by the majority vote of the shares of Common Stock represented at the Meeting and entitled to vote. The term of office for which the following persons are nominated will expire at the next annual meeting of stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office and, to the knowledge of management, the nominees intend to serve the entire term for which election is sought.


     Unless otherwise noted, the information provided in the column below captioned "Principal Occupation" indicates the principal occupation and employment of each nominee during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on.


                                                                                   DIRECTOR OF THE
NOMINEES FOR DIRECTOR                 AGE           PRINCIPAL OCCUPATION            COMPANY SINCE
----------------------------------  -------  ----------------------------------  -------------------
Walter M. Mischer (a)(b)(c)(d)....    75     Chairman of the Board and Chief            1955
                                             Executive Officer, Southern
                                             Investors Service Company, Inc.,
                                             Houston, Texas

Walter M. Mischer, Jr. (b)(e).....    47     President and Chief Operating              1976
                                             Officer, Southern Investors
                                             Service Company, Inc., Houston,
                                             Texas

John D. Weil (c)(d)...............    57     Private Investor, St. Louis,               1992
                                             Missouri

----------
(a) As a result of Mr. Mischer's ownership of the shares of Common Stock as described in "Principal Security Holders" above, Mr. Mischer may be deemed to be a control person of the Company for reasons other than his position as a director of the Company. Mr. Mischer is the father of Walter M. Mischer, Jr.

(b)  Member of Executive Committee.

(c)  Member of Audit Committee.

(d)  Member of Compensation Committee.

(e)  Mr. Mischer, Jr. is the son of Walter M. Mischer.

     The following table sets forth certain information concerning the ownership of shares of Common Stock by the nominees for director, the executive officers named below in the Summary Compensation Table and by all directors and executive officers of the Company as a group:


                SECURITIES OWNED BENEFICIALLY AT APRIL 24, 1998


                                    AMOUNT AND NATURE OF
     DIRECTOR OR NOMINEE            BENEFICIAL OWNER(A)   PERCENT OF CLASS
----------------------------------  --------------------  -----------------

     Walter M. Mischer                     915,240(b)                 28.9%
     Walter M. Mischer, Jr.                 19,044(c)(d)              (e)
     John D. Weil                          335,695(f)                 10.6%
     All directors and executive
      officers as a group                1,269,979                    40.1%

----------
(a) Except as otherwise described herein, each nominee may be deemed to have sole voting and dispositive power with respect to his shares.

(b) Includes 2,250 shares held by Mr. Mischer as custodian for his grandchildren.

(c) Includes 50 shares held by Mr. Mischer, Jr. as custodian, and 800 shares held by trusts of which Mr. Mischer, Jr. serves as co-trustee and as to which he shares voting and dispositive power.

(d) Does not include 120,548 shares of Common Stock held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust, but does not exercise any voting or dispositive power with respect to any securities held by such trust.

(e)  Less than 1%.

(f) Includes 27,000 shares of Common Stock held by trusts of which Mr. Weil is trustee.


     The Board of Directors held one meeting during 1997 and each of the directors attended. Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Audit Committee, which was established in May 1979, did not hold any meetings in 1997; however, the members thereof communicated informally from time to time in 1997. The Audit Committee's function is to recommend an independent auditor for each ensuing year and to review financial statements, audit results, the scope of audit procedures and the auditors' evaluation of internal controls. The Executive Committee did not hold any meetings during 1997; however, the members thereof communicated informally from time to time in 1997. The Compensation Committee, which was established in January 1982, did not hold any meetings during 1997; however, the members thereof communicated informally from time to time in 1997. The Compensation Committee's principal function is to administer the Key Employee Equity Participation Incentive Plan, as described below. The Board of Directors does not have a nominating committee or other committees performing similar functions. The directors do not receive any compensation for their service as directors.

     The following nominees hold directorships (or trusteeships, as indicated) in the companies indicated, which companies have a class of securities registered pursuant to the requirements of the Securities Exchange Act of 1934:
Walter M. Mischer - Southwest Airlines Co. and Howell Corporation; John D. Weil
- Physicians Insurance Company of Ohio, Cliffs Drilling Company, Cleve Trust Realty Investors, Ogelbay Norton Company, Todd Shipyards Corporation, American Healthcare Products, Inc. and Baldwin & Lyons, Inc.


                               EXECUTIVE OFFICERS


     Each of the following persons has been chosen to become an executive officer of the Company. The term of office for which the following persons are to be elected will expire at the first Board of Directors meeting following the 1999 Annual Meeting of Stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified.


                                                                                   SERVED IN SUCH
               NAME                   AGE                  OFFICE                  CAPACITY SINCE
----------------------------------  -------  ----------------------------------  -------------------

Walter M. Mischer.................    75     Chairman of the Board                      1969
                                             Chief Executive Officer                    1976

Walter M. Mischer, Jr.............    47     President                                  1981
                                             Chief Operating Officer                    1981

Eric M. Schumann..................    47     Senior Vice President-Finance              1992


                             EXECUTIVE COMPENSATION


COMPENSATION


     The following table sets forth information regarding the compensation of the Company's chief executive officer. No other executive officer of the Company received aggregate direct remuneration from the Company and its subsidiaries in excess of $100,000 during the calendar year ended December 31, 1997. The Company has no stock option, retirement or pension plans.


                           SUMMARY COMPENSATION TABLE


            NAME AND                                                             ALL OTHER
        PRINCIPAL POSITION                 YEAR            SALARY ($)           COMPENSATION ($)
        ------------------                 ----            ----------           ----------------

Walter M. Mischer                          1997             $11,097                   $0
Chairman of the Board                      1996             $11,097                   $0
Chief Executive Officer                    1995             $11,097                   $0

CERTAIN TRANSACTIONS


     In 1982 the Board of Directors instituted a Key Employee Equity Participation Incentive Plan (Incentive Plan) designed to provide incentive compensation for certain key employees of Mischer Development, Inc. (MDI), the Company's former wholly owned subsidiary engaged in developing and managing office buildings. To implement the Incentive Plan, the Compensation Committee of the Board of Directors allocated to the participating employees, in the aggregate, a 16.25% interest in a limited partnership formed in January 1982 (1982 Partnership). Through the 1982 Partnership, the Company, as general partner, currently holds an 86.25% interest. The limited partners hold the remaining 13.75%. Their positions with the Company (if any), and their interest in the 1982 Partnership are as follows: Walter M. Mischer, Jr., President, Chief Operating Officer, and director - 5.0%; C. Ronald Blankenship - 5.0%; George Ruhlen - 2.5%; and Robert E. McDonald - 1.25%. The limited partners made capital contributions to the 1982 Partnership at the time of its formation. The 1982 Partnership owns a 20% equity interest in a ten-story office building in Houston, Texas completed in 1983. As of the date of this Proxy Statement, the value, if any, ultimately realizable from a limited partner's interest in the 1982 Partnership is not ascertainable.


     The Company, as general partner, is solely responsible for determining when any distribution is to be made to the partners. All profits, losses and distributions of the 1982 Partnership are allocated among the partners in accordance with the partnership agreement. Under the terms of the limited partnership agreement, the Company may, at its option, and will, at the option of the limited partner, purchase the partnership interest of a limited partner who is no longer employed by the Company or any of its subsidiaries. The agreement contains complex provisions regarding the purchase price payable, which may be substantial, to a limited partner upon exercise of such option.


     During 1992, the Company restructured the debt of one of its partnerships. In connection with this restructure, the Company issued a $300,000 principal amount note payable to the other joint venture partner. This note was secured by the Company's 20% equity interest in the venture and was due September 1995. Due to the Company's financial condition, it was unable to retire this note at maturity. During December 1995, the partnership through which the Company held its 20% interest in the joint venture admitted a new class of limited partner (Walter M. Mischer, Trustee) in exchange for a capital contribution of $306,000. These funds were used to repay the note and accrued interest. In exchange for the capital contribution, the new limited partner will receive (i) the first $306,000 of any future cash flow, (ii) interest on the $306,000 at 10% compounded annually, and (iii) 66 2/3% of any remaining cash flow. As a result of this transaction, the Company's effective ownership in this partnership was reduced to 6.7%.


     During 1995, a joint venture in which the Company had a 19.4% ownership interest had a note payable with an outstanding balance of $5.2 million which was due and payable. The joint venture was unable to repay this note at its maturity. During January 1996, the venture obtained a new loan from a bank in the original principal amount of $3.0 million. The proceeds of this new loan were used to settle the $5.2 million loan plus accrued interest in full. As a condition of the new loan, the bank required a ten year lease on the entire building to be executed by the partners in the ratio of their ownership interests. However, due to the financial condition of the Company, the bank would not accept the Company's lease. In addition, the building was in need of repairs and the Company would have been required to make additional capital contributions to fund these repairs. The Company also owed the venture approximately $70,000 in past due rent for periods prior to 1992. This amount was forgiven in January 1996. As a result of these obligations, the Company sold its partnership interest to Hallmark Residential Group, Inc. (Hallmark), a company controlled by Mr. Mischer. In exchange, Hallmark assumed the Company's obligations in connection with this joint venture and entered into the ten year lease. In connection with this sale, the Company retained a 25% cash flow interest in Hallmark's 20% ownership interest. The Company recognized an extraordinary gain on the settlement of these obligations of $408,000 during 1996. The Company has a month-to-month lease with Hallmark which provides for an aggregate annual rental of approximately $40,000.


     In connection with various debt settlements during the past several years, Mr. Mischer had loaned or advanced the Company various amounts. In 1993, these loans and advances were consolidated into a single note in the principal amount of $338,000. This note bears interest at the prime rate plus 1% and matured on May 18, 1997. This note is secured by approximately 14,720 acres of land located adjacent to the Company's resort in west Texas. In addition, during 1996, the Company executed two additional notes to Mr. Mischer. One note in the original principal amount of $25,688 is unsecured and is payable in monthly payments of $640 per month, bears interest at the rate of 9% and is due March 1998. At December 31, 1997, the outstanding principal balance was $16,000. The second note is secured by receivables, is payable monthly as collections on the related receivables are received and bears interest at the rate of 9%, with a final maturity of July 2001. During 1997, the Company borrowed an additional $66,000 and made payment of $16,000 in connection with this note. As of December 31, 1997, the outstanding principal balance was $101,000.


     Due to the Company's financial condition, it was unable to construct additional employee housing at the Company's resort in West Texas. As a result, Mr. Mischer built and owns additional employee housing that is leased by the Company on a month-to-month basis for $2,100 per month.


     During 1997, Mr. Mischer purchased various construction materials from the Company's resort in west Texas totaling $102,000, which represented the Company's cost plus 10%. In addition, Mr. Mischer reimbursed the Company $50,000 for salaries.


     The Company received cash distributions of $0 and $95,000 and recognized income of $147,000 and $72,000 during 1997 and 1996, respectively, relating to its remaining 12.5% equity interest in Heritage Park Venture II ("Heritage Park"). The remaining 87.5% of Heritage Park is effectively owned by Mr. Mischer, Mrs. Walter M. Mischer, Mr. Mischer, Jr. and Mrs. Watson.


     During 1992 and 1987 Walter M. Mischer purchased certain notes receivable of the Company at the face amount of $83,000 and $546,000, respectively. The Company is required at Mr. Mischer's election to repurchase, at par, any note with a payment more than 90 days delinquent. None of these notes had been repurchased as of December 31, 1997.

     As a result of a series of transactions occurring during 1989 and 1990, the Company's effective investment in Jackson Supply Company (Jackson) was reduced to 10%. In connection with these transactions, Walter M. Mischer and the president of Jackson have effective investments in Jackson of 75% and 15%, respectively. During 1996, the Company sold a portion of its minority ownership in Jackson to the president of Jackson for a gain of $116,000. The Company sold the remainder of its minority interest in 1997 and recorded a gain of $79,000.


     On December 15, 1989, certain debenture holders, including Walter M. Mischer, Walter M. Mischer, Jr., John D. Weil and John W. Storms, Trustee (Consenting Holders), representing 84% of the outstanding principal amount of the debentures as of December 31, 1990, agreed to make loans to the Company equal to 72% of interest and all principal payments received on such debentures. In 1991, the Consenting Holders agreed to make loans to the Company equal to 100% of the interest payments received on the debentures on June 1 and December 1, 1991. Such loans made to the Company bore interest at the same rate as the applicable 7% or 8.5% debentures and were due on September 30, 1993. The Consenting Holders also agreed to modify their debentures pursuant to a Third Supplemental Indenture dated November 30, 1989 (the "Supplemental Indenture"). Effective from and after December 1, 1989 the Supplemental Indenture eliminated the requirement that the Company redeem, through the operation of the sinking fund, any debentures held by Consenting Holders. The Supplemental Indenture further directed the Company and the trustee to redeem all debentures held by persons other than the Consenting Holders prior to soliciting for redemption any debentures held by Consenting Holders. The Company continued to make the required sinking fund payments with respect to debentures held by non-consenting holders. Mr. Mischer and Mr. Mischer, Jr. made loans aggregating $133,000 during 1989 which amount was equal to 72% of interest payments received on the subordinated debentures held by them. Such loans made to the Company during 1989 bore interest at 6% and 7% per annum and were due on September 30, 1993. During 1993, in connection with the restructure of the Company's debentures, the Company issued $3,440,000 in unsecured promissory notes to certain directors, stockholders and affiliates, including notes to Mr. Mischer, Mr. Mischer, Jr., Mr. Weil and John W. Storms, Trustee in the aggregate principal amount of $2,995,000, to consolidate amounts due for the debenture loans discussed above, debentures held by them and accrued and unpaid interest. These notes bear interest at 6% compounded annually and were due October 2, 1996. No payments have been made on these notes to date.


     In January 1990, the Company entered into an agreement with a limited partnership, in which Mr. Mischer holds an effective interest of 50%, to manage the development and sales of a residential property for a monthly fee of $10,000. In addition, the Company manages real estate projects in which Mr. Mischer has effective ownership interests ranging from 33 1/3% to 100% for an aggregate monthly management fee of $44,000. The Company also has management contracts on the two office buildings in which it has ownership and cash flow interests which provide for aggregate monthly management fees of $10,000. The management contracts are cancelable upon thirty days' notice. In addition, during 1995, the Company entered into a management agreement with a partnership in which Mr. Mischer, Jr. has a 50% ownership interest which provides for monthly payments. The Company received management fees of $40,000 and $116,000 from this partnership during 1997 and 1996, respectively. The contract was terminated in April 1997. As of December 31, 1997, the Company had accounts receivable from these and other projects of $99,000.


     A joint venture in which Mr. Mischer has an ownership interest has options to purchase lots from a joint venture in which the Company is a venturer. A total of 119 lots and 73 lots were purchased by the joint venture for an aggregate amount of $2,120,000 and $1,445,000 during 1997 and 1996, respectively. This joint venture has outstanding option contracts totaling $1,031,000 covering 57 lots with the affiliated joint venture at December 31, 1997.


     Mr. Mischer and Mr. Mischer, Jr. participate in real estate projects in the Houston area which may compete with the Company's projects.


     In the opinion of management of the Company, all of the transactions described above were effected on terms at least as favorable to the Company as those which could have been obtained from unaffiliated third parties.



                             STOCKHOLDER PROPOSALS


     Stockholders of record desiring to present an appropriate resolution at the 1999 Annual Meeting of Stockholders must furnish the proposed resolution to the Company no later than January 13, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such meeting. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by Certified Mail-Return Receipt Requested.



                    RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 1998, and unless otherwise directed, the proxy will be voted to ratify such appointment. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                                 OTHER MATTERS


     The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, certain officers and regular employees may solicit the return of proxies by telephone, telegram or personal interview. The Company has requested brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting material to persons for whom they hold shares of the Company and will reimburse such holders for their charges or expenses.


     The Board of Directors has no information that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters do come before the Meeting, the proxy confers discretionary authority on the persons named in the proxy to vote it in accordance with the recommendations of management.


                              By Order of the Board of Directors,



                              WALTER M. MISCHER, SR.
                              Chairman of the Board and
                              Chief Executive Officer



Houston, Texas
April 29, 1998



     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND THE EXHIBITS THERETO. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO THE ATTENTION OF SECRETARY, SOUTHERN INVESTORS SERVICE COMPANY, INC., 2727 NORTH LOOP WEST, SUITE 200, HOUSTON, TEXAS 77008.

                    SOUTHERN INVESTORS SERVICE COMPANY, INC.
             2727 North Loop West, Suite 200, Houston, Texas  77008
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby revokes any proxy or proxies heretofore given and appoints Walter M. Mischer and Walter M. Mischer, Jr., or either of them, the attorneys and proxies of the undersigned, each with full power of substitution, to represent and to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., to be held in the board room of Southern Investors Service Company, Inc., 2727 North Loop West, Suite 200, Houston, Texas on May 19, 1998 at 10:00 a.m., Houston time, and at any adjournment of said meeting, all of the shares of Common Stock in the name of the undersigned in the name of the undersigned or which the undersigned may be entitled to vote.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 AND 2, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSALS.

            (Continued, and to be signed and dated, on reverse side)


                                                                                                             [X] Please mark
                                                                                                                 your votes
                                                                                                                 as this
                  _________________
                       COMMON
1.  ELECTION OF DIRECTORS.        WITHHOLD           Walter M. Mischer, Walter M. Mischer, Jr.   2.  PROPOSAL TO RATIFY THE
    FOR all nominees listed       AUTHORITY          and John D. Weil                                APOINTMENT OF ARTHUR ANDERSEN
      at right (except as        to vote for                                                         LLP as independent public
        marked to the           all nominees         (INSTRUCTION:  To withhold authority to         accountants for the Company
          contrary)          listed to the right     vote for any individual nominee write that      for the calendar year ending
                                                     nominee's name in the space provided below.)    December 31, 1998.

                                                     --------------------------------------------     FOR      AGAINST     ABSTAIN
            [_]                       [_]                                                             [_]        [_]         [_]

3.   FOR THE TRANSACTION OF SUCH OTHER BUSINESS as may be
     properly brought before the meeting.
                                                                           Signatures should agree with name of stock certificate
                                                                           as shown hereon.  When shares are held by joint tenants,
                                                                           both should sign.  When signing as attorney, executor,
                                                                           administrator, trustee or guardian, please give full
                                                                           title as such.  If a corporation, please sign in full
                                                                           corporate name by President or other authorized officer.
                                                                           If a partnership, please sign in full partnership name
                                                                           by authorized person.

                                                                           Dated:__________________________________________, 1998

                                                                           ------------------------------------------------------
                                                                                         (Stockholder's Signature)

                                                                           ------------------------------------------------------
                                                                                         (Stockholder's Signature)